                                                                Exhibit (z)(2)


Richard F. Powers III                Chairman & Chief Executive Officer         Oakbrook Terrace, IL
John H. Zimmerman III                President                                  Oakbrook Terrace, IL
A. Thomas Smith III                  Executive Vice President, General          Oakbrook Terrace, IL
                                     Counsel & Secretary:
                                     Vice President and Secretary of the Funds
William A. Rybak                     Executive Vice President, Chief
                                     Financial Officer & Treasurer              Oakbrook Terrace, IL
Michael H. Santo                     Executive Vice President & Chief
                                     Operations & Technology Officer            Oakbrook Terrace, IL
Colette M. Sauccdo                   Executive Vice President &                 Houston, TX
                                     Chief Administrative Officer
Steven M. Massoni                    Executive Vice President                   Oakbrook Terrace, IL
David Swanson                        Executive Vice President and Chief
                                     Marketing Officer                          Oakbrook Terrace, IL,
Laurence J. Althoff                  Sr. Vice President & Controller            Oakbrook Terrace, IL
Don J. Andrews                       Sr. Vice President & Chief Compliance      Oakbrook Terrace, IL
                                     Officer
Sara L. Badler                       Sr. Vice President, Deputy                 Oakbrook Terrace, IL
                                     General Counsel & Assistant Secretary;
                                     Assistant Secretary of the Funds
James J. Boyne                       Sr. Vice President, Deputy General         Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary
Glenn M. Cackovic                    Senior Vice President                      Laguna Niguel, CA
Gary R. DeMoss                       Sr. Vice President                         Oakbrook Terrace, IL
John E. Doyle                        Sr. Vice President                         Oakbrook Terrace, IL
Richard G. Golod                     Sr. Vice President                         Annapolis, MD
Eric J. Hargens                      Senior Vice President                      Orlando, FL
Dominic C. Martellaro                Senior Vice President                      Oakbrook Terrace, IL
Carl Mayfield                        Senior Vice President                      Oakbrook Terrace, IL
Mark R. McClure                      Senior Vice President                      Oakbrook Terrace, IL
Robert F. Muller, Jr.                Senior Vice President                      Oakbrook Terrace, IL
Walter E. Rein                       Sr. Vice President                         Oakbrook Terrace, IL
James J. Ryan                        Sr. Vice President                         Oakbrook Terrace, IL
Frederick Shepherd                   Sr. Vice President                         Houston, TX
Patrick J. Woelfel                   Senior Vice President                      Oakbrook Terrace, IL
Weston B. Wetherell                  Senior Vice President, Deputy General      Oakbrook Terrace, IL
                                     Counsel & Asst. Secretary;
                                     Assistant Secretary of the Funds
Robert S. West                       Sr. Vice President                         Oakbrook Terrace, IL
Edward G. Wood, III                  Sr. Vice President,
                                     Chief Operating Officer;                   Oakbrook Terrace, IL

James R. Yount                       Senior Vice President                      Mercer Island, WA
Patricia A. Bettlach                 lst Vice President                         Chesterfield, MO
Gregory Heffington                   1st Vice President                         Ft. Collins, CO
David S. Hogaboom                    1st Vice President                         Oakbrook Terrace, IL
Maura A. McGrath                     1st Vice President                         New York, NY
Thomas Rowley                        1st Vice President                         St. Louis, MO
Andrew J. Scherer                    1st Vice President                         Oakbrook Terrace, IL
James D. Stevens                     1st Vice President                         North Andover, MA

James K. Ambrosio                    Vice President                             Massapequa, NY
Brian P. Arcara                      Vice President                             Buffalo, NY
Timothy R. Armstrong                 Vice President                             Wellington, FL
Leslie Ann Ashton                    Vice President
Patricia L. Allen                    Vice President
Matthew T. Baker                     Vice President                             Oakbrook Terrace, IL
Shakeel Anwar Barkat                 Vice President                             Annapolis, MD
Scott C. Bernstiel                   Vice President                             Plainsboro, NJ
Carol S. Biegel                      Vice President                             Oakbrook Terrace, IL
Christopher M. Bisaillon             Vice President                             Oakbrook Terrace, IL
William Edwin Bond                   Vice President                             New York, NY
Michael P. Boos                      Vice President                             Oakbrook Terrace, IL
Robert C. Brooks                     Vice President                             Oakbrook Terrace, IL
Elizabeth M. Brown                   Vice President                             Houston, TX
Michael Winston Brown                Vice President                             Colleyville, TX
William F. Burke, Jr.                Vice President                             Mendham, NJ
Loren Burket                         Vice President                             Plymouth, MN
Juanita E. Buss                      Vice President                             Kennesaw, GA
Christine Cleary Byrum               Vice President                             Tampa, FL
Richard J. Charlino                  Vice President                             Oakbrook Terrace, IL
Deanne Maragaret Chiaro              Vice President                             Oakbrook Terrace, IL
Scott A. Chriske                     Vice President                             Plano, TX
German Clavijo                       Vice President                             Atlanta, GA
Dominick Cogliandro                  Vice President & Asst. Treasurer           New York, NY
Michael Colston                      Vice President                             Louisville, KY
Kevin J. Connors                     Vice President                             Oakbrook Terrace, IL
Gina Costello                        Vice President                             Oakbrook Terrace, IL
Suzanne Cummings                     Vice President                             Oakbrook Terrace, IL
Michael E. Eccleston                 Vice President                             Oakbrook Terrace, IL
William J. Fow                       Vice President                             Redding, CT
Charles Friday                       Vice President                             Gibsonia, PA
Kyle D. Haas                         Vice President                             Oakbrook Terrace, IL
Daniel Hamilton                      Vice President                             Austin, TX
John G. Hansen                       Vice President                             Oakbrook Terrace, IL
Michael D. Hibsch                    Vice President                             Oakbrook Terrace, IL
Susan J. Hill                        Vice President                             Oakbrook Terrace, IL
Thomas R. Hindelang                  Vice President                             Gilbert, AZ
Bryn M. Hoggard                      Vice President                             Houston, TX
Michelle Huber                       Vice President                             Oakbrook Terrace, IL
Michael B. Hughes                    Vice President                             Oakbrook Terrace, IL
Lowell Jackson                       Vice President                             Norcross, GA
Kevin G. Jajuga                      Vice President                             Baltimore, MD
Laurie L. Jones                      Vice President                             Oakbrook Terrace, IL
Robert Daniel Kendall                Vice President                             Oakbrook Terrace, IL
Michael C. Kinney                    Vice President                             Oakbrook Terrace, IL
Dana R. Klein                        Vice President                             Oakbrook Terrace, IL
Frederick Kohly                      Vice President                             Miami, FL
Patricia D. Lathrop                  Vice President                             Tampa, FL
Brian Laux                           Vice President                             Staten Island, NY
Tony E. Leal                         Vice President                             Daphne, AL

S. William Lehew III          Vice President                                       Charlotte, NC
Ivan R. Lowe                  Vice President                                       Houston, TX
Richard M. Lundgren           Vice President                                       Oakbrook Terrace, IL
Linda S. MacAyeal             Vice President                                       Oakbrook Terrace, IL
Kevin S. Marsh                Vice President                                       Bellevue, WA
Brooks D. McCartney           Vice President                                       Puyallup, WA
Anne Therese McGrath          Vice President                                       Los Gatos, CA
John Mills                    Vice President                                       Kenner, LA
Stuart R. Moehlman            Vice President                                       Houston, TX
Carin Elizabeth Morgan        Vice President                                       Oakbrook Terrace, IL
Ted Morrow                    Vice President                                       Plano, TX
Lance O'Brian Murphy          Vice President                                       Houston, TX
Peter Nicholas                Vice President                                       Beverly, MA
James A. O'Brien              Vice President                                       New York, NY
Allyn O'Connor                Vice President & Assoc. General Counsel              Oakbrook Terrace, IL
Gregory S. Parker             Vice President                                       Houston, TX
Christopher Petrungaro        Vice President                                       Oakbrook Terrace, IL
Richard J. Poli               Vice President                                       Philadelphia, PA
Ronald E. Pratt               Vice President                                       Marietta, GA
Theresa Marie Renn            Vice President                                       Oakbrook Terrace, IL
Kevin Wayne Reszel            Vice President                                       Oakbrook Terrace, IL
Michael W. Rohr               Vice President                                       Oakbrook Terrace, IL
Jeffrey L. Rose               Vice President                                       Houston, TX
Suzette N. Rothberg           Vice President                                       Plymouth, MN
Jeffrey Rourke                Vice President                                       Oakbrook Terrace, IL
Heather R. Sabo               Vice President                                       Richmond, VA
Brett Van Bortel              Vice President                                       Oakbrook Terrace, IL
Diane Saxon                   Vice President & Assistant Treasurer                 Oakbrook Terrace, IL
Stephanie Scarlata            Vice President                                       Bedford Corners, NY
Timothy N. Scholten           Vice President                                       Oakbrook Terrace, IL
Ronald J. Schuster            Vice President                                       Tampa, FL
Jeffrey M. Scott              Vice President                                       Oakbrook Terrace, IL
Gwen L. Shaneyfelt            Vice President                                       Oakbrook Terrace, IL
Jeffrey C. Shirk              Vice President                                       Swampscott, MA
Traci T. Sorenson             Vice President                                       Oakbrook Terrace, IL
Darren D. Stabler             Vice President                                       Phoenix, AZ
Christopher J. Stainforth     Vice President                                       Leawood, KS
Richard Stefanec              Vice President                                       Los Angeles, CA
William C. Strafford          Vice President                                       Granger, IN
Charles S. Thompson           Vice President                                       Oakbrook Terrace, IL
John F. Tierney               Vice President                                       Oakbrook Terrace, IL
Curtis L. Ulvestad            Vice President                                       Red Wing, MN
Thomas J. Sauerborn           Vice President                                       New York, NY
Larry Brian Vickrey           Vice President                                       Houston, TX
Daniel B. Waldron             Vice President                                       Oakbrook Terrace, IL
Jeff Warland                  Vice President                                       Oakbrook Terrace, IL
Robert A. Watson              Vice President                                       Oakbrook Terrace, IL
Sharon Wells Coicou           Vice President                                       Oakbrook Terrace, IL
Frank L. Wheeler              Vice President                                       Oakbrook Terrace, IL
Harold Whitworth, III         Vice President                                       Oakbrook Terrace, IL
Joel John Wilczewski          Vice President                                       Oakbrook Terrace, IL
Thomas M. Wilson              Vice President                                       Oakbrook Terrace, IL
Barbara A. Withers            Vice President                                       Oakbrook Terrace, IL

David M. Wynn                 Vice President                                     Phoenix, AZ
Patrick M. Zacchea            Vice President                                     Oakbrook Terrace, IL

Scott F. Becker               Asst. Vice President                               Oakbrook Terrace, IL
Brian E. Binder               Asst. Vice President                               Oakbrook Terrace, IL
Billie J. Bronaugh            Asst. Vice President                               Houston, TX
Lynn Chadderton               Asst. Vice President                               Oakbrook Terrace, IL
Amy Cooper                    Asst. Vice President                               Oakbrook Terrace, IL
Paula Duerr                   Asst. Vice President                               Oakbrook Terrace, IL
Tammy Echevarria-Davis        Asst. Vice President                               Oakbrook Terrace, IL
Walter C. Gray                Asst. Vice President                               Oakbrook Terrace, IL
Nancy Johannsen               Asst. Vice President                               Oakbrook Terrace, IL
Thomas Johnson                Asst. Vice President                               New York, NY
Tara Jones                    Asst. Vice President                               Oakbrook Terrace, IL
Holly Lieberman               Asst. Vice President                               Oakbrook Terrace, IL
Gregory Mino                  Asst. Vice President                               Oakbrook Terrace, IL
Barbara Novak                 Asst. Vice President                               Oakbrook Terrace, IL
Christopher Perozek           Asst. Vice President                               Oakbrook Terrace, IL
Christine K. Putong           Asst. Vice President & Asst. Secretary             Oakbrook Terrace, IL
Leah Richardson               Asst. Vice President                               Oakbrook Terrace, IL
David P. Robbins              Asst. Vice President                               Oakbrook Terrace, IL
Regina Rosen                  Asst. Vice President                               Oakbrook Terrace, IL
Pamela S. Salley              Asst. Vice President                               Houston, TX
David T. Saylor               Asst. Vice President                               Oakbrook Terrace, IL
Katherine Scherer             Asst. Vice President                               Oakbrook Terrace, IL
Heather Schmitt               Asst. Vice President                               Oakbrook Terrace, IL
Lisa Schultz                  Asst. Vice President                               Oakbrook Terrace, IL
Laurel Shipes                 Asst. Vice President                               Oakbrook Terrace, IL
Lauren B. Sinai               Asst. Vice President                               Oakbrook Terrace, IL
Scott Stevens                 Asst. Vice President                               Oakbrook Terrace, IL
Kristen L. Transier           Asst. Vice President                               Houston, TX
Michael Trizil                Asst. Vice President                               Oakbrook Terrace, IL
Damienne Trippiedi            Asst. Vice President                               Oakbrook Terrace, IL
David B. Villarreal           Asst. Vice President                               Oakbrook Terrace, IL
Judy Wooley                   Asst. Vice President                               Houston, TX

Cathy Napoli                  Assistant Secretary                                Oakbrook Terrace, IL
John Browning                 Officer                                            Oakbrook Terrace, IL
Leticia George                Officer                                            Houston, TX
William D. McLaughlin         Officer                                            Houston, TX
Rebecca Newman                Officer                                            Houston, TX
John Yovanovic                Officer                                            Oakbrook Terrace, IL
Richard F. Powers III         Director                                           Oakbrook Terrace, IL
Michael H. Santo              Director                                           Oakbrook Terrace, IL
A. Thomas Smith III           Director                                           Oakbrook Terrace, IL
John H. Zimmerman III         Director                                           Oakbrook Terrace, IL